Net (Loss)/Income Per Share	12 Months Ended
Dec. 31, 2011
Net (Loss)/Income Per Share
Net (Loss)/Income Per Share

14.  Net (Loss)/Income Per Share

Basic and diluted net (loss)/income per share for each of the years presented are calculated as follows:

	For the year ended December 31,
	2009	2010	2011
	RMB	RMB	RMB

Numerator:
Net income attribute to Jiayuan.com International Ltd.	5,677	16,717	37,243
Accretion of Series A Preferred Shares	(7,976)	(8,690)	(3,222)
Income allocated to participating preferred shareholders	(5,677)	(16,717)	(12,681)
Numerator for basic and diluted net (loss)/income per share	(7,976)	(8,690)	21,340

Denominator:
Weighted average number of ordinary shares outstanding—basic	27,272,727	27,272,727	39,647,790
Dilutive effect of Series A Preferred Shares	—	—	—
Dilutive effect of share options	—	—	2,737,043
Weighted average number of ordinary shares outstanding—diluted	27,272,727	27,272,727	42,384,833
Basic net (loss)/income per share	(0.29)	(0.32)	0.54
Diluted net (loss)/income per share	(0.29)	(0.32)	0.50

Net income attributable to Jiayuan.com International Ltd. for the year ended December 31, 2009, 2010 and 2011 has been allocated to the ordinary shares and preferred shares based on their respective rights to shares in dividends.

As of December 31, 2011, 435,159 ordinary shares were issued to a depository and the Company allowed the depository to issue ADS upon the exercise of options granted pursuant to the Plan. These shares were not issued to any option holders. Accordingly, the Group did not include these 435,159 ordinary shares in the calculation of basic and diluted net income per share for the year ended December 31, 2011 as these shares are not considered outstanding for net income per share calculation purposes.

The potential dilutive Series A Preferred Shares and share options were excluded from the calculation of diluted net loss per share for the years ended December 31, 2009 and 2010 as their inclusion would be anti-dilutive.